SCHEDULE 14C
                                (RULE 14C-101)

             Information Statement Pursuant to Section 14(c)
                 of the Securities Exchange Act of 1934

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

                        Science Dynamics Corporation
               (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which the transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:


[ ] Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:


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              SCIENCE DYNAMICS CORPORATION
        2059 Springdale Road, Suite 100, Cherry Hill, New Jersey 08003


                            INFORMATION STATEMENT
                            PURSUANT TO SECTION 14
                   OF THE SECURITIES EXCHANGE ACT OF 1934
               AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                      WE ARE NOT ASKING YOU FOR A PROXY
                AND YOU ARE NOT REQUESTED TO SEND US A PROXY


                                                 Cherry Hill, New Jersey
                                                 November 12, 2002

     This information statement has been mailed on or about November 12, 2002 to the stockholders of record on November 6, 2002 (the "Record Date") of Science Dynamics Corporation, a Delaware corporation (the
"Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated by and through November 6, 2002. The actions to be taken pursuant to the written consent shall be taken on or about December 3, 2002, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.



                                           By Order of the Board of Directors,

                                          /s/ ALAN C. BASHFORTH
                                          Secretary

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NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF
MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE
STOCKHOLDERS, DATED BY AND THROUGH NOVEMBER 6, 2002

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of a majority of stockholders dated by and through November 6, 2002, in lieu of a special meeting of the stockholders. Such action will be taken on or about December 3, 2002:

1. The Company's Certificate of Incorporation, as amended, will be amended as follows:

(a) increase the number of authorized shares of common stock, par value $.01 per share (the "Common Stock") of the Company from 45,000,000 shares to 200,000,000 shares; and

(b)	authorize the creation of 10,000,000 shares of blank check preferred stock.

2. To approve the Company's 2002 Employee Stock Option Plan and reserve up to 20,000,000 shares of Common Stock for issuance thereunder.

 3. To approve the Company's 2002 Employee Stock Purchase Plan and to reserve up to 20,000,000 shares of Common Stock for issuance thereunder.


OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 45,000,000 shares of common stock, $.01 par value per share (the "Common Stock") , of which 40,573,099 shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated by and through November 6, 2002; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on December 3, 2002.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the General Corporation Law of the State of Delaware.

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                   AMENDMENT TO THE CERTIFICATE OF INCORPORATION

As of November 6, 2002, the majority stockholders of the Company approved an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 45,000,000 to 200,000,000 and to authorize the creation of 10,000,000 shares of "blank check" preferred stock. The Company currently has authorized capital stock of 45,000,000 shares and approximately 40,783,590 shares of Common Stock are outstanding as of the Record Date. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions. The Company anticipates that the "blank check" preferred stock will be designated into classes as deemed appropriate by the Company in the future.

INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of 40,573,099 shares of the Company's currently authorized 45,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.


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CREATION OF BLANK CHECK PREFERRED STOCK

The amendment to the Company's Certificate of Incorporation, as amended, will create 10,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Company's Certificate of Incorporation, as amended, attached as Exhibit "A" to this Information Statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Certificate of Incorporation as set forth in Exhibit "A."

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of Directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the Board of Directors to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of the Company's Certificate of Amendment to the Certificate of Incorporation and the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Certificate of Incorporation, as amended, would give the Board of Directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders.

The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

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

While the amendment may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

The Company has no present plans, arrangements, commitments or understandings for the issuance of additional shares of Preferred Stock.


             APPROVAL OF THE 2002 EMPLOYEE STOCK OPTION PLAN

 As of November 6, 2002, the majority stockholders of the Company authorized the 2002 Employee Stock Option Plan (the "2002 Employee Stock Option Plan") and authorized 20,000,000 shares of Common Stock to be reserved for issuance thereunder. The following is a summary of principal features of the 2002 Employee Stock Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2002 Employee Stock Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary, Alan C. Bashforth, at the Company's principal offices at 2059 Springdale Road, Suite 100, Cherry Hill, New Jersey 08003.

GENERAL

   The 2002 Employee Stock Option Plan was adopted by the Board of Directors on August 13, 2002. The Board of Directors has initially reserved 20,000,000 shares of Common Stock for issuance under the 2002 Employee Stock Option Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

   The 2002 Employee Stock Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2002 Employee Stock Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

   The primary purpose of the 2002 Employee Stock Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2002 Employee Stock Option Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

   The 2002 Employee Stock Option Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2002 Employee Stock Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

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

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.


Members of the Board of Directors who are eligible employees are permitted to participate in the 2002 Employee Stock Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2002 Employee Stock Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2002 Employee Stock Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

   Under the 2002 Employee Stock Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2002 Employee Stock Option Plan.

TERMS OF OPTIONS

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) Purchase Price. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2002 Employee Stock Option Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less than 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO.

(b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2002 Employee Stock
Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

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Except as otherwise provided in the 2002 Employee Stock Option Plan, any
Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) Termination, Modification and Amendment. The 2002 Employee Stock Option Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2002 EMPLOYEE STOCK OPTION PLAN


THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION
UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2002 EMPLOYEE STOCK OPTION PLAN. THIS SUMMARY DOES NOT PURPORT TO
BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2002 EMPLOYEE STOCK OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

 The 2002 Employee Stock Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2002 Employee Stock Option Plan.

   If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

   If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

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   In the case of a participant who is subject to Section 16(b) of the
Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2002 Employee Stock Option Plan.

   The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

   The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

   Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2002 Employee Stock Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.


           APPROVAL OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

 As of November 6, 2002, the majority stockholders of the Company authorized the 2002 Employee Stock Purchase Plan (the "2002 Employee Stock Purchase Plan") and authorized 20,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2002 Employee Stock
Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2002 Employee Stock Purchase Plan .
Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary, Alan C. Bashforth, at the Company's principal offices at 2059 Springdale Road, Suite 100, Cherry Hill, New Jersey 08003.

GENERAL

        The Company's 2002 Employee Stock Purchase Plan is designed to encourage the purchase by participants of shares of Common Stock. The 2002 Employee Stock Purchase Plan is intended to comply with the requirements of
Section 423 of the Code, and to assure the participants of the tax advantages provided thereby (and described below in the section entitled "Certain
Federal Income Tax Consequences"). In order for the transfer of stock under the 2002 Employee Stock Purchase Plan to qualify for this treatment, the 2002 Employee Stock Purchase Plan must be approved by stockholders of the Company within 12 months of the plan's adoption. A total of 20,000,000 shares of Common Stock will be authorized for issuance under the 2002 Employee Stock Purchase Plan.

         The number of shares of Common Stock initially authorized for issuance under the related 2002 Employee Stock Purchase Plan are subject to adjustment by the Committee in the event of a recapitalization, stock split, stock dividend or similar corporate transaction.

ELIGIBILITY

 Subject to certain procedural requirements, all employees of the Company who have at least one year of service and work more than 30 hours per week will be eligible to participate in the 2002 Employee Stock Purchase Plan, except that employees who are "highly compensated" within the meaning of Section 414(q) of the Code and employees who are five percent or more stockholders of the Company or any subsidiary of the Company will not be eligible to participate.

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 Pursuant to the 2002 Employee Stock Purchase Plan, each eligible employee will be permitted to purchase shares of the Common Stock through regular payroll deductions (and/or cash payments) in an amount equal to 10% of the employee's base pay (as elected by the employee) for each payroll period. Participating employees will be able to purchase shares of Common Stock with such accumulated payroll deductions (and/or cash payments) at the end of a semi-annual cycle at a purchase price equal to the lesser of: (i)
85 percent of the fair market value of the Common Stock on the date the semi-annual cycle begins or (ii) 85 percent of the fair market value of Common Stock on the date the semi-annual cycle ends. Under the 2002 Employee Stock Purchase Plan, the fair market value of the shares of the Common Stock which may be purchased by any employee during any calendar year may not exceed $25,000.

PURPOSE

 The purpose of the 2002 Employee Stock Purchase Plan is to align employee and shareholder long-term interests by facilitating the purchase of Common Stock by employees and to enable employees to develop and maintain significant ownership of Common Stock. An additional purpose of the 2002 Employee Stock Purchase Plan is to comply with the requirements of Section 423 of the Code, and thus to obtain for the participants the tax advantages provided thereby (described below in the section entitled "Certain Federal Income Tax Consequences").

ADMINISTRATION

 The 2002 Employee Stock Purchase Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan.

PARTICIPATION

 Subject to certain procedural requirements, all employees of the Company who have at least one year of service and work more than 30 hours per week will be eligible to participate in the 2002 Employee Stock Purchase Plan, except that employees who are "highly compensated" within the meaning of
Section 414(q) of the Code and employees who are five percent or more stockholders of the Company or any subsidiary of the Company will not be eligible to participate. Designations of corporations participating in the 2002 Employee Stock Purchase Plan may be made from time to time by the Compensation Committee from among the subsidiary corporations of the Company, including corporations which become subsidiaries after the adoption and approval of the 2002 Employee Stock Purchase Plan.

PURCHASE OF SHARES

 Pursuant to the 2002 Employee Stock Purchase Plan, each eligible employee will be permitted to purchase shares of the Common Stock through regular payroll deductions (and/or cash payments) in an aggregate amount equal to up to 10% of the employee's base pay (as elected by the employee) for each payroll period. Under the 2002 Employee Stock Purchase Plan, the fair market value of the shares of Common Stock which may be purchased by any employee during any calendar year may not exceed $25,000.

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STOCK PURCHASE PRICE

 Participating employees will be able to purchase shares of Common Stock with payroll deductions (and/or cash payments) at the end of a semi-annual cycle at a purchase price equal to the lesser of: (i) 85 percent of the fair market value of Common Stock on the date the semi-annual cycle begins or (ii) 85 percent of the fair market value of Common Stock on the date the semi-annual cycle ends.

NONTRANSFERABLE RIGHT TO PURCHASE

 A right to purchase shares of Common Stock which is granted to a participant under the 2002 Employee Stock Purchase Plan is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the participant's lifetime, only by the participant.

TERM

 No right to purchase shares may be granted under the 2002 Employee Stock Purchase Plan with respect to any fiscal year after fiscal 2012. Rights to purchase shares which are granted before or during fiscal 2012, however, may extend beyond the end of fiscal 2012, and the provisions of the 2002 Employee Stock Purchase Plan will continue to apply thereto.

AMENDMENTS TO OR DISCONTINUANCE OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

 The Board may from time to time amend or terminate the 2002 Employee Stock Purchase Plan; provided, however, that (i) no such amendment or termination may adversely affect the rights of any participant without the consent of such participant and (ii) to the extent required by Section 423 of the Code or any other law, regulation or stock exchange rule, no such amendment shall be effective without the approval of stockholders entitled to vote thereon. Additionally, the Board may make such amendments as it deems necessary to comply with applicable laws,rules and regulations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2002 EMPLOYEE STOCK PURCHASE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2002 OPTION PLAN
AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

 The 2002 Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Code. Assuming such qualification, a participant will not recognize any taxable income as a result of participating in the 2002 Employee Stock Purchase Plan, exercising options granted pursuant to the 2002 Employee Stock Purchase Plan or receiving shares of Common Stock purchased pursuant to such options. A participant may, however, be required to recognize taxable income as described below.

 If a participant disposes of any share of Common Stock purchased pursuant to the 2002 Employee Stock Purchase Plan after the later to occur of (i) two years from the grant date for the related option and (ii) one year after the exercise date for the related option (such disposition, a "Qualifying Transfer"), or if he or she dies (whenever occurring) while owning any share purchased under the 2002 Employee Stock Purchase Plan, the participant generally will recognize compensation income, for the taxable year in which such disposition or death occurs, in an amount equal to the lesser of (i) the excess of the market value of the disposed share at the time of such disposition over its purchase price, and (ii) 15% of the market value of the disposed share on the grant date for the option to which such disposed share relates. In the case of a Qualifying Transfer, (a) the basis of the disposed share will be increased by an amount equal to the amount of compensation income so recognized, and
(b) the participant will recognize a capital gain or loss, as the case may be, equal to the difference between the amount realized from the disposition of the shares and the basis for such shares.

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

         If the participant disposes of any share other than by a Qualifying Transfer, the participant generally will recognize compensation income in an amount equal to the excess of the market value of the disposed share on the date of disposition over its purchase price. In such event, the Company will be entitled to a tax deduction equal to the amount of compensation income recognized by the participant. Otherwise, the Company will not be entitled to any tax deduction with respect to the grant or exercise of options under the 2002 Employee Stock Purchase Plan or the subsequent sale by participants of shares purchased pursuant to the 2002 Employee Stock Purchase Plan. A transfer by the estate of the participant of shares purchased by the participant under the 2002 Employee Stock Purchase Plan has the same federal income tax effects on the Company as a Qualifying Transfer.

                                 ADDITIONAL INFORMATION

The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2001 and quarterly report on Form 10-QSB for the quarter ended June 30, 2002 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to the Company's principal offices at Science Dynamics Corporation, 2059 Springdale Road, Suite 100,
Cherry Hill, New Jersey 08003;
Attention: Alan C. Bashforth, Secretary. (856) 424-0068.

                                          By Order of the Board of Directors,

                                          /s/ Alan C. Bashforth

                                          Alan C. Bashforth

                                          Chief Executive Officer

Cherry Hill, New Jersey
November 12, 2002


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EXHIBIT A

                          CERTIFICATE OF AMENDMENT
                                     TO
                        CERTIFICATE OF INCORPORATION
                                     OF
                        SCIENCE DYNAMICS CORPORATION

The undersigned, being the President and Secretary of SCIENCE DYNAMICS CORPORATION a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

1. The name of the Corporation (hereinafter referred to as the "Corporation") is Science Dynamics Corporation. The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was May 24, 1973. The date of the filing of the First
Certificate of Amendment to the Certificate of Incorporation with the Secretary of the State of Delaware was October 31, 1980. The date of the filing of the Second Certificate of Amendment to the Certificate of Incorporation with the Secretary of the State of Delaware was November 25, 1995. The date of the filing of the Third Certificate of Amendment to the Certificate of Incorporation with the Secretary of the State of Delaware was May 23, 1984. The date of the filing of the Fourth Certificate of Amendment to the Certificate of Incorporation with the Secretary of the State of Delaware was July 13, 1987. The date of the filing of the Fifth Certificate of Amendment to the Certificate of Incorporation with the Secretary of the State of Delaware was November 8, 1996. The date of the filing of the Sixth Certificate of Amendment to the Certificate of Incorporation with the Secretary of the State of Delaware was December 15, 1998.

 2. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

"FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.01. The second class of stock shall be Preferred Stock, par value $0.01. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

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

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

          Class       Par Value           Authorized Shares
          -----       ---------           -----------------
          Common      $0.01               200,000,000
          Preferred   $0.01                10,000,000

          Totals:                         210,000,000


3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Alan C. Bashforth, its President and Secretary, this ___ day of December, 2002.


                                 SCIENCE DYNAMICS CORPORATION



                                 By:_______________________________
                                 Alan C. Bashforth, President and Secretary


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